UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2024

Green Giant Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GGE	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 16, 2024, Green Giant Inc. (the “Company”) received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) Listing Qualifications Staff (the “Staff”) stating that the Staff has determined, unless the Company timely requests an appeal of the Staff’s determination, before Nasdaq’s Hearing Panel (the “Panel”), by January 23, 2024, to delist the Company’s common stock from the Nasdaq Capital Market because the Company is not in compliance with the $1.00 minimum bid price requirement (the “Minimum Bid Price”) for continued listing set forth in the Nasdaq Listing Rule 5550(a)(2) and had a closing bid price of $0.10 or less for at least ten consecutive trading days from December 22, 2023 to January 12, 2024 set forth in Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”).

The notice has no immediate impact on the Company's listing and trading, as the Company intends to request a hearing before the Panel by January 23, 2024. Such request will stay any suspension or delisting action by Nasdaq pending the completion of the hearing process There can be no assurance that the Panel will grant the Company's request for additional time to demonstrate compliance of continued listing requirement or that the Company will be able meet the continued listing requirement during any compliance period or in the future. If the Panel does not grant the Company's request for additional time, its common stock will be subject to delisting and the liquidity and marketability of the Company's common stock would be adversely affected.

This announcement is made in compliance with Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a delisting notification.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2024	Green Giant Inc.

	By:	/s/ Yuhuai Luo
Name: Yuhuai Luo
Title: Chief Executive Officer and Chairman

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